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This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS Securities
North America Inc., PNC Capital Markets, Inc. or Wachovia Capital Markets, LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
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MLMT 2005-CIP1                  STRUCTURAL TERM SHEET                   8/3/2005

                     MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

MLMT 2005-CIP1

A-SB SCHEDULE (MODIFIED AFTER RED)

            0      8/1/2005      109,200,000.00
            1     9/12/2005      109,200,000.00
            2    10/12/2005      109,200,000.00
            3    11/12/2005      109,200,000.00
            4    12/12/2005      109,200,000.00
            5     1/12/2006      109,200,000.00
            6     2/12/2006      109,200,000.00
            7     3/12/2006      109,200,000.00
            8     4/12/2006      109,200,000.00
            9     5/12/2006      109,200,000.00
           10     6/12/2006      109,200,000.00
           11     7/12/2006      109,200,000.00
           12     8/12/2006      109,200,000.00
           13     9/12/2006      109,200,000.00
           14    10/12/2006      109,200,000.00
           15    11/12/2006      109,200,000.00
           16    12/12/2006      109,200,000.00
           17     1/12/2007      109,200,000.00
           18     2/12/2007      109,200,000.00
           19     3/12/2007      109,200,000.00
           20     4/12/2007      109,200,000.00
           21     5/12/2007      109,200,000.00
           22     6/12/2007      109,200,000.00
           23     7/12/2007      109,200,000.00
           24     8/12/2007      109,200,000.00
           25     9/12/2007      109,200,000.00
           26    10/12/2007      109,200,000.00
           27    11/12/2007      109,200,000.00
           28    12/12/2007      109,200,000.00
           29     1/12/2008      109,200,000.00
           30     2/12/2008      109,200,000.00
           31     3/12/2008      109,200,000.00
           32     4/12/2008      109,200,000.00
           33     5/12/2008      109,200,000.00
           34     6/12/2008      109,200,000.00
           35     7/12/2008      109,200,000.00
           36     8/12/2008      109,200,000.00
           37     9/12/2008      109,200,000.00
           38    10/12/2008      109,200,000.00
           39    11/12/2008      109,200,000.00
           40    12/12/2008      109,200,000.00
           41     1/12/2009      109,200,000.00
           42     2/12/2009      109,200,000.00
           43     3/12/2009      109,200,000.00
           44     4/12/2009      109,200,000.00
           45     5/12/2009      109,200,000.00
           46     6/12/2009      109,200,000.00
           47     7/12/2009      109,200,000.00
           48     8/12/2009      109,200,000.00
           49     9/12/2009      109,200,000.00
           50    10/12/2009      109,200,000.00
           51    11/12/2009      109,200,000.00
           52    12/12/2009      109,200,000.00
           53     1/12/2010      109,200,000.00
           54     2/12/2010      109,200,000.00
           55     3/12/2010      109,200,000.00
           56     4/12/2010      109,200,000.00
           57     5/12/2010      109,200,000.00
           58     6/12/2010      109,200,000.00
           59     7/12/2010      109,200,000.00
           60     8/12/2010      109,177,400.36
           61     9/12/2010      107,559,069.40
           62    10/12/2010      105,759,230.66
           63    11/12/2010      104,124,887.15
           64    12/12/2010      102,309,479.47
           65     1/12/2011      100,658,974.82
           66     2/12/2011       99,000,739.38
           67     3/12/2011       96,816,831.57
           68     4/12/2011       95,140,589.39
           69     5/12/2011       93,284,443.84
           70     6/12/2011       91,591,651.71
           71     7/12/2011       89,719,414.73
           72     8/12/2011       88,009,919.09
           73     9/12/2011       86,292,415.10
           74    10/12/2011       84,396,150.91
           75    11/12/2011       82,661,714.12
           76    12/12/2011       80,748,986.24
           77     1/12/2012       78,997,459.51
           78     2/12/2012       77,237,726.68
           79     3/12/2012       75,131,058.03
           80     4/12/2012       73,353,204.02
           81     5/12/2012       66,234,602.54
           82     6/12/2012       64,446,270.76
           83     7/12/2012       62,657,938.98
           84     8/12/2012       61,176,257.64
           85     9/12/2012       59,361,881.22
           86    10/12/2012       57,372,460.24
           87    11/12/2012       55,540,258.73
           88    12/12/2012       53,533,506.45
           89     1/12/2013       51,683,314.36
           90     2/12/2013       49,824,452.76
           91     3/12/2013       47,461,575.24
           92     4/12/2013       45,582,922.78
           93     5/12/2013       43,531,006.38
           94     6/12/2013       41,633,932.12
           95     7/12/2013       39,564,104.27
           96     8/12/2013       37,648,437.21
           97     9/12/2013       35,723,792.46
           98    10/12/2013       33,627,157.91
           99    11/12/2013       31,683,664.43
          100    12/12/2013       29,568,703.32
          101     1/12/2014       27,606,186.12
          102     2/12/2014       25,634,470.70
          103     3/12/2014       23,169,180.89
          104     4/12/2014       21,176,661.32
          105     5/12/2014       19,014,032.24
          106     6/12/2014       17,002,033.71
          107     7/12/2014       14,820,465.27
          108     8/12/2014       12,788,806.91
          109     9/12/2014       10,747,624.80
          110    10/12/2014        8,537,681.23
          111    11/12/2014        6,476,568.31
          112    12/12/2014        4,247,246.05
          113     1/12/2015                   -
                                              0